UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: December 16, 1998)

                            BCAM INTERNATIONAL, INC.
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             (exact name of registrant as specified in its charter)

          NEW YORK                      0-18109                 13-3228375
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification Number

     1800 WALT WHITMAN ROAD, MELVILLE, NEW YORK                   11747
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      (Address of principal executive office)                   (Zip code)

       Registrant's telephone number, including area code: (516) 752-3550


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             (Former name or address, if changed since last report)

Item 5.    Other Events

On or about February 22, 1999, a shareholder derivative action was filed in United States District Court for the Eastern District of New York in connection with certain transactions culminating in the sale by BCAM to Impleo, LLC of BCAM's interest in Drew Shoe Corporation.

The complaint names all of BCAM's current directors and several former members of the Board as defendants as well as Impleo, LLC and certain related entities and individuals (collectively, the "Defendants").

The allegations contained in the complaint challenged the Defendants' actions in connection with certain transactions, including but not limited to, (i) the April 14, 1998 restructuring of certain convertible notes; (ii) the October 1998 sale of 56.7% of Drew Shoe to Impleo, LLC; and (iii) the proposed sale to Impleo, LLC of the Company's remaining 33.3% interest in the Drew Shoe Corporation. In addition to seeking recovery on behalf of the Corporation for certain allegedly wrongful acts on the part of the Defendants, the complaint seeks, among other things, to enjoin or set aside any shareholder vote in connection with a proxy statement filed with the SEC on or about February 1, 1999 pursuant to which BCAM seeks shareholder approval to sell its remaining 33.3% interest in Drew Shoe Corporation and to block or rescind the sale of any interests in Drew Shoe Corporation to Impleo, LLC. The current Directors deny the allegations concerning any allegedly wrongful actions.

Results to date of the shareholder voting, which is not yet complete, indicate over 59% in favor of the Company's proposal to sell its remaining 33.3% interest in the Drew Shoe Corporation to Impleo, LLC, with approximately 1% opposed.

Forward Looking Statements

      This Form 8-K contains "forward looking statements". The words "anticipate", "believe", "estimate", "expect" and other similar expressions as they relate to the Company and its management are intended to identify such forward looking statements. Although the Company and its management believe that the statements contained in this announcement are reasonable, it can give no assurances that such statements will prove correct. Factors that could affect the occurrence of events or results discussed herein include those mentioned in the Company's filings with the Securities and Exchange Commission including recently filed Forms SB-2, S-8, 8-K/A, Proxy Statement and the quarterly and annual reports on Forms 10-QSB and 10-KSB, respectively.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        BCAM INTERNATIONAL, INC.


                                        By: /s/ Michael Strauss
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                                            Michael Strauss, President

Date: February 26, 1999